Exhibit 31.1
CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Alistair Macdonald, certify that:
1. I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q of INC Research Holdings, Inc.; and
 2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: May 11, 2017

/s/ Alistair Macdonald
Alistair Macdonald
Chief Executive Officer
(Principal Executive Officer)